SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 1999

                              HOPFED BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)

              Delaware                    000-23667              61-0229082
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    (State or Other Jurisdiction         (Commission          (I.R.S. Employer
          of Incorporation)              File Number)       Identification No.)

           2700 Fort Campbell Boulevard, Hopkinsville, Kentucky 42440
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                    (Address of Principal Executive Offices)

                                 (502) 885-1171
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

     The Board of Directors of the Registrant approved a special cash distribution of $4.00 per share, payable on December 17, 1999 to all shareholders of record as of December 3, 1999. The Registrant believes that 100% of the distribution will not be considered taxable, but will be applied against and will reduce the shareholders' adjusted basis in their Registrant common stock.

     Further information regarding the elements of this cash distribution are set forth in a press release dated November 17, 1999, attached as Exhibit 99.1 and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99.1 Press Release dated November 17, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HOPFED BANCORP, INC.

DATE:  November 17, 1999           By: /s/  Bruce Thomas
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                                       Bruce Thomas
                                       President and Chief Executive Officer

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